[Form of Amended and
                             Restated Declaration of
                             Trust for convertible securities]







               ------------------------------------








                 AMENDED AND RESTATED DECLARATION

                             OF TRUST


                     NORAM FINANCING [I] [II]


                   Dated as of October __, 1995







               ------------------------------------








                        TABLE OF CONTENTS
                                                             Page

                            ARTICLE I
                  INTERPRETATION AND DEFINITIONS

     SECTION 1.1   Definitions  . . . . . . . . . . . . . . .   2

                            ARTICLE II
                       TRUST INDENTURE ACT

     SECTION 2.1   Trust Indenture Act; Application . . . . .   8
     SECTION 2.2   Lists of Holders of Securities . . . . . .   9
     SECTION 2.3   Reports by the Institutional Trustee . . .   9
     SECTION 2.4   Periodic Reports to Institutional Trustee    9
     SECTION 2.5   Evidence of Compliance with Conditions
                   Precedent  . . . . . . . . . . . . . . . .   9
     SECTION 2.6   Events of Default; Waiver  . . . . . . .    10
     SECTION 2.7   Event of Default; Notice . . . . . . . . .  12

                           ARTICLE III
                           ORGANIZATION

     SECTION 3.1   Name . . . . . . . . . . . . . . . . . . .  12
     SECTION 3.2   Office . . . . . . . . . . . . . . . . . .  12
     SECTION 3.3   Purpose  . . . . . . . . . . . . . . . . .  13
     SECTION 3.4   Authority  . . . . . . . . . . . . . . . .  13
     SECTION 3.5   Title to Property of the Trust . . . . . .  13
     SECTION 3.6   Powers and Duties of the Regular Trustees   13
     SECTION 3.7   Prohibition of Actions by the Trust and
                   the Trustees . . . . . . . . . . . . . . .  16
     SECTION 3.8   Powers and Duties of the Institutional
                   Trustee  . . . . . . . . . . . . . . . . .  17
     SECTION 3.9   Certain Duties and Responsibilities of
                   the Institutional Trustee  . . . . . . . .  19
     SECTION 3.10  Certain Rights of Institutional Trustee  .  22
     SECTION 3.11  Delaware Trustee . . . . . . . . . . . . .  24
     SECTION 3.12  Execution of Documents . . . . . . . . . .  24
     SECTION 3.13  Not Responsible for Recitals or Issuance
                   of Securities  . . . . . . . . . . . . . .  24
     SECTION 3.14  Duration of Trust  . . . . . . . . . . . .  25
     SECTION 3.15  Mergers  . . . . . . . . . . . . . . . . .  25

                            ARTICLE IV
                             SPONSOR

     SECTION 4.1   Sponsor's Purchase of Common Securities  .  27









                                                             Page


     SECTION 4.2   Responsibilities of the Sponsor  . . . . .  27

                            ARTICLE V
                             TRUSTEES

     SECTION 5.1   Number of Trustees . . . . . . . . . . . .  28
     SECTION 5.2   Delaware Trustee . . . . . . . . . . . . .  28
     SECTION 5.3   Institutional Trustee; Eligibility . . . .  29
     SECTION 5.4   Certain Qualifications of Regular Trust-
                   ees and Delaware Trustee Generally . . . .  29
     SECTION 5.5   Regular Trustee  . . . . . . . . . . . . .  30
     SECTION 5.6   Appointment, Removal and Resignation of
                   Trustees . . . . . . . . . . . . . . . . .  30
     SECTION 5.7   Delaware Trustee . . . . . . . . . . . . .  30
     SECTION 5.8   Vacancies among Trustees . . . . . . . . .  32
     SECTION 5.9   Effect of Vacancies  . . . . . . . . . . .  32
     SECTION 5.10  Meetings . . . . . . . . . . . . . . . . .  32
     SECTION 5.11  Delegation of Power  . . . . . . . . . . .  33
     SECTION 5.12  Merger, Conversion, Consolidation or Suc-
                   cession to Business  . . . . . . . . . . .  33

                            ARTICLE VI
                          DISTRIBUTIONS

     SECTION 6.1   Distributions  . . . . . . . . . . . . . .  34

                           ARTICLE VII
                      ISSUANCE OF SECURITIES

     SECTION 7.1   General Provisions Regarding Securities  .  34
     SECTION 7.2   Paying Agent and Conversion Agent  . . . .  35

                           ARTICLE VIII
                       TERMINATION OF TRUST

     SECTION 8.1   Termination of Trust . . . . . . . . . . .  36

                            ARTICLE IX
                      TRANSFER OF INTERESTS

     SECTION 9.1   Transfer of Securities . . . . . . . . . .  37
     SECTION 9.2   Transfer of Certificates . . . . . . . . .  37
     SECTION 9.3   Deemed Security Holders  . . . . . . . . .  38
     SECTION 9.4   Book Entry Interests . . . . . . . . . . .  38









                                                             Page


     SECTION 9.5   Notices to Clearing Agency . . . . . . . .  39
     SECTION 9.6   Appointment of Successor Clearing Agency .  39
     SECTION 9.7   Definitive Convertible Preferred Security
                   Certificates . . . . . . . . . . . . . . .  39
     SECTION 9.8   Mutilated, Destroyed, Lost or Stolen Cer-
                   tificates  . . . . . . . . . . . . . . . .  40

                            ARTICLE X
                    LIMITATION OF LIABILITY OF
            HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     SECTION 10.1  Liability  . . . . . . . . . . . . . . . .  41
     SECTION 10.2  Exculpation  . . . . . . . . . . . . . . .  41
     SECTION 10.3  Fiduciary Duty . . . . . . . . . . . . . .  42
     SECTION 10.4  Indemnification  . . . . . . . . . . . . .  44
     SECTION 10.5  Outside Businesses . . . . . . . . . . . .  46

                            ARTICLE XI
                            ACCOUNTING

     SECTION 11.1  Fiscal Year  . . . . . . . . . . . . . . .  47
     SECTION 11.2  Certain Accounting Matters . . . . . . . .  47
     SECTION 11.3  Banking  . . . . . . . . . . . . . . . . .  47
     SECTION 11.4  Withholding  . . . . . . . . . . . . . . .  48

                           ARTICLE XII
                     AMENDMENTS AND MEETINGS

     SECTION 12.1  Amendments . . . . . . . . . . . . . . . .  48
     SECTION 12.2  Meetings of the Holders of Securities;
                   Action by Written Consent  . . . . . . . .  50

                           ARTICLE XIII
             REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                       AND DELAWARE TRUSTEE

     SECTION 13.1  Representations and Warranties of Inst-
                   itutional Trustee  . . . . . . . . . . . .  52
     SECTION 13.2  Representations and Warranties of Dela-
                   ware Trustee . . . . . . . . . . . . . . .  53

                           ARTICLE XIV
                          MISCELLANEOUS










                                                             Page


     SECTION 14.1  Notices  . . . . . . . . . . . . . . . . .  54
     SECTION 14.2  Governing Law  . . . . . . . . . . . . . .  55
     SECTION 14.3  Intention of the Parties . . . . . . . . .  55
     SECTION 14.4  Headings . . . . . . . . . . . . . . . . .  55
     SECTION 14.5  Successors and Assigns . . . . . . . . . .  55
     SECTION 14.6  Partial Enforceability . . . . . . . . . .  55
     SECTION 14.7  Counterparts . . . . . . . . . . . . . . .  55


ANNEX I            TERMS OF SECURITIES  . . . . . . . . . . . I-1
EXHIBIT A-1        FORM OF CONVERTIBLE PREFERRED SECURITY
                     CERTIFICATE  . . . . . . . . . . . . .  A1-1
EXHIBIT A-2        FORM OF COMMON SECURITY CERTIFICATE  . .  A2-1
EXHIBIT B          SPECIMEN OF DEBENTURE  . . . . . . . . . . B-1
EXHIBIT C          UNDERWRITING AGREEMENT . . . . . . . . . . C-1






































                      CROSS-REFERENCE TABLE*


     Section of
Trust Indenture Act                          Section of
of 1939, as amended                          Declaration


310(a)  . . . . . . . . . . . . . . . . .    5.3(a)
310(c)  . . . . . . . . . . . . . . . . .    Inapplicable
311(c)  . . . . . . . . . . . . . . . . .    Inapplicable
312(a)  . . . . . . . . . . . . . . . . .    2.2(a)
312(b)  . . . . . . . . . . . . . . . . .    2.2(b)
313 . . . . . . . . . . . . . . . . . . .    2.3
314(a)  . . . . . . . . . . . . . . . . .    2.4
314(b)  . . . . . . . . . . . . . . . . .    Inapplicable
314(c)  . . . . . . . . . . . . . . . . .    2.5
314(d)  . . . . . . . . . . . . . . . . .    Inapplicable
314(f)  . . . . . . . . . . . . . . . . .    Inapplicable
315(a)  . . . . . . . . . . . . . . . . .    3.9(b)
315(c)  . . . . . . . . . . . . . . . . .    3.9(a)
315(d)  . . . . . . . . . . . . . . . . .    3.9(a)
316(a)  . . . . . . . . . . . . . . . . .    Annex I
316(c)  . . . . . . . . . . . . . . . . .    3.6(e)
_______________

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.



























                       AMENDED AND RESTATED
                       DECLARATION OF TRUST
                                OF
                     NORAM FINANCING [I] [II]

                        ____________, 1995



          AMENDED AND RESTATED DECLARATION OF TRUST ("Declara-tion") dated and effective as of October __, 1995, by the Trust-ees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

          WHEREAS, the Trustees and the Sponsor established NorAm Capital Financing [I] [II] (the "Trust"), a trust under the Dela-ware Business Trust Act pursuant to a Declaration of Trust dated as of October __, 1995, (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on October __, 1995, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

          WHEREAS, as of the date hereof, no interests in the Trust have been issued;

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the gov-erning instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securi-ties representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.








                            ARTICLE I
                  INTERPRETATION AND DEFINITIONS

SECTION 1.1    Definitions.

          Unless the context otherwise requires:

          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Dec-laration" are to this Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sec-tions of and Annexes and Exhibits to this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

          (f) a reference to the singular includes the plural and vice versa.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereun-der.

          "Agent" means any Paying Agent or Conversion Agent.

          "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

          "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.












          "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Certificate" means a Common Security Certificate or a Convertible Preferred Security Certificate.

          "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Convertible Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Convertible Preferred Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means [choose one of the following options: [Use Option 1 if no over allotment -- ___________, 1995] [Use Option 2 if over-allotment is provided - the "Closing Time" and each "Date of Delivery" under the Underwriting Agree-ment]].

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

          "Commission" means the Securities and Exchange Commis-sion.

          "Common Securities" has the meaning specified in
Section 7.1(a).

          "Common Securities Guarantee" means the guarantee agreement to be dated as of ___________, 1995 of the Sponsor in respect of the Common Securities.

          "Common Security" has the meaning specified in Section
7.1.











          "Common Security Certificate" means a definitive certificate in fully registered form representing a Common
Security substantially in the form of Exhibit A-2.

          "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

          "Conversion Agent" has the meaning specified in Section
7.2.

          "Convertible Preferred Securities Guarantee" means the guarantee agreement to be dated as of ______, 1995, of the Sponsor in respect of the Preferred Securities.

          "Convertible Preferred Security" has the meaning speci-fied in Section 7.1.

          "Convertible Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person main-taining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Convertible Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

          "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Convertible Preferred Guarantee Trustee shall, at any partic-ular time, be principally administered, which office at the date of execution of this Agreement is located at [address].

          "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

          "Debenture Issuer" means NorAm Energy Corp. in its capacity as issuer of the Debentures under the Indenture.











          "Debenture Trustee" means ___________________ as trustee under the Indenture until a successor is appointed there-under, and thereafter means such successor trustee.

          "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Institutional Trustee, a specimen certificate for such series of Debentures being Exhibit B.

          "Delaware Trustee" has the meaning set forth in Section
5.2.

          "Definitive Convertible Preferred Security Certifi-cates" has the meaning set forth in Section 9.4.

          "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

          "DTC" means the Depository Trust Company, the initial
Clearing Agency.

          "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

          "Exchange Act" means the Securities Exchange Act of
1934, as amended from time to time, or any successor legislation.

          "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

          "Global Certificate" has the meaning set forth in
Section 9.4.

          "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

          "Indenture" means the Indenture dated as of _______, 1995, among the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Deben-tures are to be issued.











          "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

          "Institutional Trustee Account" has the meaning set forth in Section 3.8(c).

          "Investment Company" means an investment company as defined in the Investment Company Act.

          "Investment Company Act"  means the Investment Company
Act of 1940, as amended from time to time, or any successor legislation.

          "Investment Company Event" has the meaning set forth in Annex I hereto.

          "Legal Action" has the meaning set forth in Section
3.6(g).

          "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Convertible Pre-ferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Pre-ferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

          "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Certifi-cate has read the covenant or condition and the definitions relating thereto;












          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Paying Agent" has the meaning specified in Section
3.8(h).

          "Person" means a legal person, including any individu-al, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorpo-rated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Pricing Agreement" means the pricing agreement between the Trust, the Debenture Issuer, and the underwriters designated by the Regular Trustees with respect to the offer and sale of the Convertible Preferred Securities.

          "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

          "Regular Trustee" has the meaning set forth in Section
5.1.

          "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-presi-dent, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a









particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Rule 3a-5" means Rule 3a-5 under the Investment
Company Act.

          "Securities" means the Common Securities and the Convertible Preferred Securities.

          "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

          "Special Event" has the meaning set forth in Annex I hereto.

          "Sponsor" means NorAm Energy Corp., a Delaware corpo-ration, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          "Super Majority" has the meaning set forth in Sec-tion 2.6(a)(ii).

          "Tax Event" has the meaning set forth in Annex I hereto.

          "10% in liquidation amount of the Securities" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holder(s) of outstand-ing Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Treasury Regulations" means the income tax regula-tions, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provi-sions of succeeding regulations).

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person









shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provi-sions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Indenture Act" means the Trust Indenture Act of
1939, as amended from time to time, or any successor legislation.

          "Underwriting Agreement" means the Underwriting Agree-ment for the offering and sale of Convertible Preferred Securi-ties in the form of Exhibit C.


                            ARTICLE II
                       TRUST INDENTURE ACT

SECTION 2.1     Trust Indenture Act; Application.

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b)   The Institutional Trustee shall be the only
Trustee which is a Trustee for the purposes of the Trust Inden-ture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2     Lists of Holders of Securities.

          (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distribu-tions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, pro-









vided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust
Indenture Act.

SECTION 2.3     Reports by the Institutional Trustee.

          Within 60 days after May 1 of each year, the Institu-tional Trustee shall provide to the Holders of the Convertible
Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4     Periodic Reports to Institutional Trustee.

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times re-quired by Section 314 of the Trust Indenture Act.

SECTION 2.5 Evidence of Compliance with Conditions Prece-dent.

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursu-









ant to Section 314(c)(1) may be given in the form of an Officers'
Certificate.

SECTION 2.6     Events of Default; Waiver.

          (a) The Holders of a Majority in liquidation amount of Convertible Preferred Securities may, by vote, on behalf of the Holders of all of the Convertible Preferred Securities, waive any past Event of Default in respect of the Convertible Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable;
     or

          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Deben-tures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Convertible Preferred Securi-ties that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316-
(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Convertible Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Convertible
Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Convertible Preferred Securities of an Event of Default with respect to the Convertible Preferred
Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default









with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the
Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securi-ties are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate princi-pal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequenc-es until all Events of Default with respect to the Convertible Preferred Securities have been cured, waived or otherwise elimi-nated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Con-vertible Preferred Securities and only the Holders of the Con-vertible Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securi-ties. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Inden-ture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.
Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising there-from shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Inden-ture by the Institutional Trustee at the direction of the Holders of the Convertible Preferred Securities, constitutes a waiver of









the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Inden-ture Act.

SECTION 2.7     Event of Default; Notice.

          (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the De-bentures or in the payment of any sinking fund installment estab-lished for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Respon-sible Officer of the Institutional Trustee in good faith deter-mines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections ____ and ____ of the Indenture; or

          (ii) any default as to which the Institutional Trust-ee shall have received written notice or of which a Respon-sible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowl-edge.

















                           ARTICLE III
                           ORGANIZATION

SECTION 3.1     Name.

          The Trust is named "NorAm Financing [I], [II]" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2     Office.

          The address of the principal office of the Trust is c/o NorAm Energy Corp., 1600 Smith Street, 32nd Floor, Houston, Texas 77002. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3     Purpose.

          The exclusive purposes and functions of the Trust are
(a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities neces-sary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4     Authority.

          Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authori-ty of the Trustees as set forth in this Declaration.









SECTION 3.5     Title to Property of the Trust.

          Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6     Powers and Duties of the Regular Trustees.

          The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Convertible Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Convertible Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a [one-time], simultaneous issuance of both Con-vertible Preferred Securities and Common Securities on choose one: [each] [the] Closing Date;

          (b) in connection with the issue and sale of the Convertible Preferred Securities, at the direction of the Sponsor, to:

                (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Convertible Preferred Securities;

                (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Convertible Preferred Securities in any State in which the Sponsor has determined to quali-fy or register such Convertible Preferred Securities for sale;

                (iii)    execute and file an application, pre-
          pared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq










          Stock Market's National Market for listing upon notice of issuance of any Convertible Preferred Securities;

                (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Convertible Preferred Secu-rities under Section 12(b) of the Exchange Act; and

                (v)  execute and enter into the Underwriting
          Agreement and Pricing Agreement providing for the sale of the Convertible Preferred Securities;

          (c) to acquire the Debentures with the proceeds of the sale of the Convertible Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Convertible Preferred Securities and the Holders of Common Securities;

          (d) to give the Sponsor and the Institutional Trust-ee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Convertible Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;










          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses that are necessary or inciden-tal to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

          (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

          (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

          (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such exis-tence is necessary to protect the limited liability of the Holders of the Convertible Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trust-ees determine in their discretion to be necessary or desir-able in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:












                (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebted-ness of the Debenture Issuer for United States federal income tax purposes,

     provided that such action does not adversely affect the interests of Holders; and

          (q) to take all action necessary to cause all appli-cable tax returns and tax information reports that are re-quired to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

          The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsis-tent with the purposes and functions of the Trust set forth in
Section 3.3.

          Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional
Trustee set forth in Section 3.8.

          Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

          (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such pro-









     ceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (ii) acquire any assets other than as expressly pro-vided herein;

          (iii) possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of bene-ficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) other than as provided in this Amended and Restated Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Deben-ture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8     Powers and Duties of the Institutional Trustee.

          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.











          (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular
Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

          (c)   The Institutional Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Insti-tutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Convertible Preferred Securi-ties and Holders of the Common Securities from the Institu-tional Trustee Account in accordance with Section 6.1.
     Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Decla-ration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Convertible Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Convertible Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

          (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursu-ant to the terms of the Securities.

          (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.











          (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's du-ties and obligations under this Declaration or the Trust Inden-ture Act.

          (f) The Institutional Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Institutional Trustee has been ap-pointed and has accepted that appointment in accordance with
     Section 5.6.

          (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institu-tional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

          (i)   Subject to this Section 3.8, the Institutional
Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.










SECTION 3.9 Certain Duties and Responsibilities of the In-stitutional Trustee.

          (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has oc-curred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be con-strued to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of De-fault that may have occurred:

                (A) the duties and obligations of the Institu-tional Trustee shall be determined solely by the ex-press provisions of this Declaration and the Institu-tional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the state-ments and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the re-quirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine wheth-










          er or not they conform to the requirements of this Declaration;

          (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsi-ble Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declara-tion;

          (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the perfor-mance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Decla-ration or indemnity reasonably satisfactory to the Institu-tional Trustee against such risk or liability is not reason-ably assured to it;

          (v) the Institutional Trustee's sole duty with re-spect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it









     may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pur-suant to Section 3.8(c)(i) and except to the extent other-wise required by law; and

          (viii) the Institutional Trustee shall not be responsi-ble for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declara-tion, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Spon-sor.

SECTION 3.10    Certain Rights of Institutional Trustee.

          (a)   Subject to the provisions of Section 3.9:

          (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instru-ment, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Regu-lar Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Cer-tificate;

          (iii) whenever in the administration of this Declara-tion, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instru-ment (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;









          (v) the Institutional Trustee may consult with coun-sel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Institutional Trustee shall be under no ob-ligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Insti-tutional Trustee security and indemnity, reasonably satis-factory to the Institutional Trustee, against the costs, ex-penses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nomi-nees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it here-under;










          (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effec-tive to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trus-tee's or its agent's taking such action;

          (x) whenever in the administration of this Declara-tion the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institution-al Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions; and

          (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or au-thority available to the Institutional Trustee shall be construed to be a duty.

SECTION 3.11    Delaware Trustee.

          Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be enti-tled to exercise any powers, nor shall the Delaware Trustee have









any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

SECTION 3.12    Execution of Documents.

          Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, a majority of or, if there are only two, any Regular Trustee or, if there is only one, such Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees.

SECTION 3.13    Not Responsible for Recitals or Issuance of
                Securities.

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correct-ness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficien-cy of this Declaration or the Securities.

SECTION 3.14    Duration of Trust.

          The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for fifty-five (55) years from the Closing Date.

SECTION 3.15    Mergers.

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corpo-ration or other body, except as described in Section 3.15(b) and
(c).

          (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee,









consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

          (i) such successor entity (the "Successor Entity") either:

                (A) expressly assumes all of the obligations of the Trust under the Securities; or

                (B) substitutes for the Securities other secu-rities having substantially the same terms as the Con-vertible Preferred Securities (the "Successor Securi-ties") so long as the Successor Securities rank the same as the Convertible Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

          (iii) the Convertible Preferred Securities or any Suc-cessor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any nation-al securities exchange or with an other organization on which the Convertible Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Convertible Preferred Securi-ties (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organiza-tion;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, prefer-ences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Convertible Preferred Securities as a re-sult of such merger, consolidation, amalgamation or replace-
     ment);

          (vi) such Successor Entity has a purpose identical to that of the Trust;









          (vii) prior to such merger, consolidation, amalgama-tion or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust ex-perienced in such matters to the effect that:

                (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, pref-erences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                (B) following such merger, consolidation, amal-gamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

                (C) following such merger, consolidation, amal-gamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Convertible Preferred Securities
     Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.


                            ARTICLE IV
                             SPONSOR

SECTION 4.1     Sponsor's Purchase of Common Securities.

          On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least










equal to 3% of the capital of the Trust, at the same time as the Convertible Preferred Securities are sold.

SECTION 4.2     Responsibilities of the Sponsor.

          In connection with the issue and sale of the Convert-ible Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare for filing by the Trust with the Com-mission a registration statement on Form S-3 in relation to the Convertible Preferred Securities, including any amend-ments thereto;

          (b) to determine the States in which to take appro-priate action to qualify or register for sale all or part of the Convertible Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be execut-ed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) to prepare for filing by the Trust an applica-tion to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Convertible Preferred Securi-ties;

          (d) to prepare for filing by the Trust with the Com-mission a registration statement on Form 8-A relating to the registration of the Convertible Preferred Securities under
     Section 12(b) of the Exchange Act, including any amendments thereto; and

          (e)   to negotiate the terms of the Underwriting
     Agreement and Pricing Agreement providing for the sale of the Convertible Preferred Securities.

















                            ARTICLE V
                             TRUSTEES

SECTION 5.1     Number of Trustees.

          The number of Trustees initially shall be four (4), and:

          (a) at any time before the issuance of any Securi-ties, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Parent (a "Regular Trustee"); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable re-quirements.

SECTION 5.2     Delaware Trustee.

          If required by the Business Trust Act, one Trustee (the
"Delaware Trustee") shall be:

          (a) a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional










Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3     Institutional Trustee; Eligibility.

          (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

          (i)   not be an Affiliate of the Sponsor; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to super-vision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation pub-lishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
     Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institu-tional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

          (c) If the Institutional Trustee has or shall ac-quire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust In-denture Act.

          (d) The Convertible Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in
Section 310(b) of the Trust Indenture Act.

          (e)   The initial Institutional Trustee shall be:









                         [                   ]

SECTION 5.4     Certain Qualifications of Regular Trustees and
                Delaware Trustee Generally.

          Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized
Officers.

SECTION 5.5     Regular Trustees.

          The initial Regular Trustees shall be:

                    [Name of Regular Trustees]

          (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

          (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to exe-cute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to exe-cute pursuant to Section 3.6, provided, that, the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by a majority of the Regular Trustees; and

          (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.


SECTION 5.6     Delaware Trustee.

          The initial Delaware Trustee shall be:













SECTION 5.7 Appointment, Removal and Resignation of Trust-ees.

          (a) Subject to Section 5.6(b), Trustees may be ap-pointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Com-mon Securities voting as a class at a meeting of the Holders of the Common Securities.

          (b)(i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Institutional Trustee has been appointed and has ac-cepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instru-ment in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or









                (B)  until the assets of the Trust have been
          completely liquidated and the proceeds thereof distrib-uted to the holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Dela-ware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

          (e) If no Successor Institutional Trustee or Succes-sor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resig-nation, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor
Institutional Trustee or successor Delaware Trustee, as the case may be.

SECTION 5.8     Vacancies among Trustees.

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evi-dence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.9     Effect of Vacancies.










          The death, resignation, retirement, removal, bank-ruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Decla-ration.

SECTION 5.10    Meetings.

          If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been law-fully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 5.11    Delegation of Power.

          (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including









any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) the Regular Trustees shall have power to dele-gate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such in-struments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.12 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institu-tional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                            ARTICLE VI
                          DISTRIBUTIONS

SECTION 6.1     Distributions.

          Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Convertible Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the










extent funds are available for that purpose, to make a distribu-tion (a "Distribution") of the Payment Amount to Holders.


                           ARTICLE VII
                      ISSUANCE OF SECURITIES

SECTION 7.1     General Provisions Regarding Securities.

          (a) The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities repre-senting undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Convertible Preferred Securities") and one class of convertible common secu-rities, representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities.") The Trust shall issue no securities or other interests in the assets of the Trust other than the Con-vertible Preferred Securities and the Common Securities.

          (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual signature of any present or any future Regular Trustee.
In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, al-though at the date of the execution and delivery of the Declara-tion any such person was not such a Regular Trustee. Certifi-cates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

          (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.










          (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (e) Every Person, by virtue of having become a Holder or a Convertible Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2     Paying Agent.

          In the event that the Convertible Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Convertible Preferred Securities may be presented for payment ("Paying Agent). The Trust shall maintain an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Trust may appoint the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Trust shall notify the Institu-tional Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Institu-tional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Conversion Agent. The Trust shall act as Paying Agent and Conversion Agent for the Common Securities.

          The Trust initially appoints the Institutional Trustee as Conversion Agent for the Convertible Preferred Securities.

                           ARTICLE VIII
                       TERMINATION OF TRUST

SECTION 8.1     Termination of Trust.

          (a)   The Trust shall terminate:

          (i)   upon the bankruptcy of the Holder of the Common
     Securities or the Sponsor;










          (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the Holder of the Common Securities or the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) upon the entry of a decree of judicial dissolu-tion of the Holder of the Common Securities, the Sponsor or the Trust;

          (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemp-tion thereof shall have been paid to the Holders in accor-dance with the terms of the Securities;

          (v) upon the occurrence and continuation of a Spe-cial Event pursuant to which the Trust shall have been dis-solved in accordance with the terms of the Securities and all of the Debentures endorsed thereon shall have been dis-tributed to the Holders of Securities in exchange for all of the Securities; or

          (vi) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.


                            ARTICLE IX
                      TRANSFER OF INTERESTS

SECTION 9.1     Transfer of Securities.

          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any trans-fer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.










          (b) Subject to this Article IX, Convertible Pre-ferred Securities shall be freely transferable.

          (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transfer-or obtain the written opinion of nationally recognized indepen-dent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i)   the Trust would not be classified for United
     States federal income tax purposes as a grantor trust; and

          (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

SECTION 9.2     Transfer of Certificates.

          The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indem-nity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certifi-cate, the Regular Trustees shall cause one or more new Certifi-cates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing.
Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certifi-cate shall be entitled to the rights and subject to the obliga-tions of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each trans-feree shall be deemed to have agreed to be bound by this Declara-tion.

SECTION 9.3     Deemed Security Holders.

          The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securi-ties represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accord-ingly, shall not be bound to recognize any equitable or other









claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4     Book Entry Interests.

          Unless otherwise specified in the terms of the Con-vertible Preferred Securities, the Convertible Preferred Securi-ties Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Convertible Pre-ferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Convertible Preferred Security Beneficial Owner will receive a definitive Convertible Preferred Security Certificate representing such Convertible Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Convertible Preferred Security Certificates (the "Definitive Convertible Preferred Security Certificates") have been issued to the Convertible Preferred Security Beneficial Owners pursuant to Section 9.7:

          (a) the provisions of this Section 9.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or con-sents hereunder) as the Holder of the Convertible Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Convertible Preferred Security Beneficial Owners;

          (c) to the extent that the provisions of this Sec-tion 9.4 conflict with any other provisions of this Declara-tion, the provisions of this Section 9.4 shall control; and

          (d) the rights of the Convertible Preferred Security Beneficial Owners shall be exercised only through the Clear-ing Agency and shall be limited to those established by law and agreements between such Convertible Preferred Security Beneficial Owners and the Clearing Agency and/or the Clear-ing Agency Participants and receive and transmit payments of









     Distributions on the Global Certificates to such Clearing
     Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

SECTION 9.5     Notices to Clearing Agency.

          Whenever a notice or other communication to the Con-vertible Preferred Security Holders is required under this Decla-ration, unless and until Definitive Convertible Preferred Securi-ty Certificates shall have been issued to the Convertible Pre-ferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Convertible Preferred Securi-ty Holders to the Clearing Agency, and shall have no notice obligations to the Convertible Preferred Security Beneficial Owners.

SECTION 9.6     Appointment of Successor Clearing Agency.

          If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Convertible
Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Convertible Preferred Securities.

SECTION 9.7 Definitive Convertible Preferred Security Cer-tificates.

          If:

          (a) a Clearing Agency elects to discontinue its ser-vices as securities depositary with respect to the Convert-ible Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

          (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Convertible Pre-ferred Securities,

then:

          (c) Definitive Convertible Preferred Security Cer-tificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Convertible Pre-ferred Securities; and









          (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Certificates to be delivered to Convertible Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Convertible Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Convertible Preferred Securities may be listed, or to conform to usage.

SECTION 9.8 Mutilated, Destroyed, Lost or Stolen Certifi-cates.

          If:

          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless.

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certifi-cate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally










issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                            ARTICLE X
                    LIMITATION OF LIABILITY OF
            HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1    Liability.

          (a) Except as expressly set forth in this Declara-tion, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Convertible Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2    Exculpation.

          (a) No Indemnified Person shall be liable, respon-sible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.









          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opin-ions, reports or statements as to the value and amount of the as-sets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3    Fiduciary Duty.

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b)   Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between any Covered Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accept-ed accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not









constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indem-nified Person at law or in equity or otherwise.

          (c)   Whenever in this Declaration an Indemnified
Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affect-ing the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such ex-press standard and shall not be subject to any other or dif-ferent standard imposed by this Declaration or by applicable law.

SECTION 10.4    Indemnification.

                (a) (i)   The Debenture Issuer shall indemnify,
     to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not op-posed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, set-tlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.











          (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the de-fense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circum-stances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (includ-ing attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (iv)  Any indemnification under paragraphs (i) and
     (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circum-stances because he has met the applicable standard of con-duct set forth in paragraphs (i) and (ii). Such determina-tion shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.









          (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this
     Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trust-ees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indem-nified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Convertible Preferred Security Holders.

          (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and ad-vancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Convertible Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this
     Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this
     Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obliga-tions then existing.









          (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Deben-ture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

          (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (in-cluding any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constit-uent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or rati-fied, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, part-ners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.










SECTION 10.5    Outside Businesses.

          Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an inter-est in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securi-ties shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competi-tive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to pres-ent any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                            ARTICLE XI
                            ACCOUNTING

SECTION 11.1    Fiscal Year.

          The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2    Certain Accounting Matters.

          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of account-ing, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined









by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants se-lected by the Regular Trustees.

          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

          (c) The Regular Trustees shall cause to be duly pre-pared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Regular Trustees shall cause to be duly pre-pared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3    Banking.

          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, howev-er, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

SECTION 11.4    Withholding.

          The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall









provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                           ARTICLE XII
                     AMENDMENTS AND MEETINGS

SECTION 12.1    Amendments.

          (a)   Except as otherwise provided in this Declaration
or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional
     Trustee, the Institutional Trustee; and

          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

          (b) no amendment shall be made, and any such pur-ported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Offi-cers' Certificate from each of the Trust and the Sponsor









     that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Secu-rities);

          (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional
     Trustee shall have first received:

                (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (in-cluding the terms of the Securities); and

                (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Decla-ration (including the terms of the Securities); and

          (iii) to the extent the result of such amendment would be to:

                (A) cause the trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                (C) cause the Trust to be deemed to be an In-vestment Company required to be registered under the Investment Company Act;

          (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would ad-versely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

          (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Secu-rities;

          (e) Article IV shall not be amended without the con-sent of the Holders of a Majority in liquidation amount of the Common Securities and;









          (f) the rights of the holders of the Common Securi-ties under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the con-sent of the Holders of a Majority in liquidation amount of the Common Securities; and

          (g) notwithstanding Section 12.1(c), this Declara-tion may be amended without the consent of the Holders of the Securities to:

          (i)   cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obliga-tions of the Sponsor;

          (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Hold-ers; and

          (v) to modify, eliminate and add to any provision of the Amended Declaration to such extent as may be necessary.

SECTION 12.2    Meetings of the Holders of Securities; Action by
                Written Consent.

          (a) Meetings of the Holders of any class of Secu-rities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are enti-tled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Con-vertible Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liq-uidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of S-ecurities calling a meeting shall specify in writing the Security









Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required per-centage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of S-ecurities owning not less than the minimum amount of Securi-ties in liquidation amount that would be necessary to autho-rize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as other-wise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the










     Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other
     Person that the Regular Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Convertible Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                           ARTICLE XIII
             REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                       AND DELAWARE TRUSTEE

SECTION 13.1    Representations and Warranties of Institutional
                Trustee.

          The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

          (a) the Institutional Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States, with trust power and authority to execute and deliv-er, and to carry out and perform its obligations under the terms of, the Declaration;

          (b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly









     executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorgani-zation, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general prin-ciples of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) the execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee; and

          (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or per-formance by the Institutional Trustee, of the Declaration.

SECTION 13.2 Representations and Warranties of Delaware Trus-tee.

          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is a Delaware banking cor-poration with trust powers, duly organized, validly existing and in good standing under the laws of the State of Dela-ware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The Delaware Trustee has been authorized to per-form its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trust-ee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, morato-rium, insolvency, and other similar laws affecting credit-ors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the










     enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or perfor-mance by the Delaware Trustee, of the Declaration.

          (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.


                           ARTICLE XIV
                          MISCELLANEOUS

SECTION 14.1    Notices.

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certi-fied mail, as follows:

          (a)   if given to the Trust, in care of the Regular
     Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                NORAM CAPITAL FINANCING [I] [II]
                c/o NorAm Energy Corp.
                1600 Smith Street
                32nd Floor
                Houston, Texas 77002
                Attention:__________________

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware
     Trustee may give notice of to the Holders of the Securi-
     ties):

                ________________
                ________________
                ________________
                [address]











          (c) if given to the Institutional Trustee, at its Corporate Trust Office to the attention of ______________
     (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                NorAm Energy Corp.
                1600 Smith Street
                32nd Floor
                Houston, Texas 77002
                Attention:________________

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be deliv-ered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2    Governing Law.

          This Declaration and the rights of the parties hereun-der shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3    Intention of the Parties.

          It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4    Headings.

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpreta-tion of this Declaration or any provision hereof.









SECTION 14.5    Successors and Assigns

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6    Partial Enforceability.

          If any provision of this Declaration, or the appli-cation of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the applica-tion of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7    Counterparts.

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.






























          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.



                              _______________________________
                              ____________, as Regular  Trustee



                              _______________________________
                              ____________, as Regular Trustee

                              _____________________
                              as Delaware Trustee



                              By:____________________________
                                 Name:
                                 Title:

                              __________________________, as In-
                              stitutional Trustee



                              By:___________________________
                                 Name:
                                 Title:

                              NorAm Energy Corp., as Sponsor



                              By:__________________________
                                 Name:
                                 Title:


















                             ANNEX I



                             TERMS OF
              ___% CONVERTIBLE PREFERRED SECURITIES
                ___% CONVERTIBLE COMMON SECURITIES



          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of October __, 1995 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provi-sions of the Convertible Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

          1.   Designation and Number.

          (a)  Convertible Preferred Securities.  [
] Convertible Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of [
         ] dollars ($[            ]) and a liquidation amount
with respect to the assets of the Trust of $__ per convertible preferred security, are hereby designated for the purposes of identification only as "_____% Trust Originated Convertible Preferred Securities (the "Convertible Preferred Securities"). The Convertible Preferred Security Certificates evidencing the Convertible Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Convertible Preferred Securities are listed.

          (b)  Common Securities.  [               ] Common
Securities of the Trust with an aggregate liquidation amount with
respect to the assets of the Trust of [               ] dollars
($[           ]) and a liquidation amount with respect to the
assets of the Trust of $__ per common security, are hereby desig-nated for the purposes of identification only as "______% Trust Originated Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities









shall be substantially in the form of Exhibit A-2 to the Decla-ration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or prac-tice.

          2.   Distributions.

          (a) Distributions payable on each Security will be fixed at a rate per annum of ______% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distribu-tions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

          (b) Distributions on the Securities will be cumula-tive, will accrue from ________, 1995, and will be payable quar-terly in arrears, on [March 31, June 30, September 30, and Decem-ber 31] of each year, commencing on __________, 1995, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Ex-tension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be de-ferred. Despite such deferral, quarterly Distributions will con-tinue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distribu-









tions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Convertible Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Convertible Preferred Securities will be made as described under the heading "Description of the Con-vertible Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus Supplement dat-ed______, 1995, to the Prospectus dated ______, 1995 (together, the "Prospectus"), of the Trust included in the Registration Statement on Form S-3 of the Sponsor, the Trust, certain other business trusts and a certain partnership. The relevant record dates for the Common Securities shall be the same record date as for the Convertible Preferred Securities. If the Convertible Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Convertible Pre-ferred Securities, shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribu-tion payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are regis-tered on the relevant record date, and such defaulted Distribu-tion will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Busi-ness Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the imme-









diately preceding Business Day, in each case with the same force and effect as if made on such date.

          (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into NorAm Common Stock pursuant to the terms of the Securities as forth in this Annex I to the Declaration, no payment, allowance or adjust-ment shall be made with respect to accumulated and unpaid Distri-butions on such Securities, or be required to be made; provided that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into NorAm Common Stock following such record date.

          (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

          3.   Liquidation Distribution Upon Dissolution.

          In the event of any voluntary or involuntary disso-lution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribu-tion"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

          If, upon any such dissolution, the Liquidation Distri-bution can be paid only in part because the Trust has insuffi-cient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

          4.   Redemption and Distribution.









          (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event as described below), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

          (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Convertible Preferred Securities will be redeemed Pro Rata and the Convert-ible Preferred Securities to be redeemed will be as described in
Section 4(f)(ii) below.

          (c) If a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") shall occur and be continuing the Regular Trustees shall, except in certain limited circumstances in relation to a Tax Event described in this Section 4(c), dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' inter-ests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); pro-vided, however, that, as a condition of such dissolution and dis-tribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures, and provided, further, that, if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial ac-tion, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of










the Securities ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

          If (i) in the event of a Tax Event, after receipt of a Tax Event Opinion (as defined hereinafter) by the Regular Trust-ees, the Debenture Issuer has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this Section 4(c), or (ii) in the event of any Special Event, after receipt of a Tax Event Opinion or Investment Company Event Opinion (as defined hereinafter), as the case may be, the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Deben-ture Issuer shall have the right at any time, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provid-ed, however, that, if at the time there is available to the Trust the opportunity to eliminate, within such 90 day period, the Special Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

          "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Tax Event Opinion") to the effect that on or after the date of the Prospectus Supple-ment, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regula-tions thereunder) of the United States or any political subdi-vision or taxing authority therefor or therein, or (b) any amend-ment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, govern-mental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpreta-tion or pronouncement is issued or announced or which action is taken, in each case on or after the date of the Prospectus Supplement, there is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date thereof, subject









to United States federal income tax with respect to interest ac-crued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or
(iii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

          "Investment Company Event" means that the Regular Trustees shall have received an opinion of a nationally recog-nized independent counsel experienced in practice under the In-vestment Company Act (an "Investment Company Event Opinion") that, as a result of the occurrence of a change in law or regula-tion or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is a more than an insubstantial risk that the Trust is or will be con-sidered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Prospectus Supple-ment.

          On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "Depository") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Convertible Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certif-icates representing Securities, except for certificates repre-senting Convertible Preferred Securities held by the Depository or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentu-res having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to ac-crued and unpaid Distributions on such Securities until such cer-tificates are presented to the Debenture Issuer or its agent for transfer or reissue.

          (d) The Trust may not redeem fewer than all the out-standing Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.










          (e) If the Debentures are distributed to holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Convertible Preferred Securities were listed immediately prior to the distribution of the Debentures.

          (f)  "Redemption or Distribution Procedures."

          (i) Notice of any redemption of, or notice of distri-bution of Debentures in exchange for the Securities (a "Re-demption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchang-ed not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/ Dis-tribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemp-tion/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Convertible Preferred Securities, it being understood that, in respect of Convertible Preferred Securities registered in the name of and held of record by the Depository or its nominee (or any successor Clearing Agency or its nominee) or any nomi-nee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then









     (A) while the Convertible Preferred Securities are in book-entry only form, with respect to the Convertible Preferred Securities, by 12:00 noon, New York City time, on the re-demption date, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevoca-bly with the Depository or its nominee (or successor Clear-ing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Convertible Preferred Securities and will give the Depository irrevo-cable instructions and authority to pay the Redemption Price to the Holders of the Convertible Preferred Securities, and
     (B) with respect to Convertible Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee a suffi-cient amount of cash in connection with the related redemp-tion or maturity of the Debentures, the Institutional Trust-ee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the rele-vant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Secu-rities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of pay-









     ment, in which case the actual payment date will be consid-ered the date fixed for redemption for purposes of calcu-lating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in re-spect of the Convertible Preferred Securities, the Deposito-ry or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Convertible Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

          (v) Subject to the foregoing and applicable law (in-cluding, without limitation, United States federal securi-ties laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Convertible Preferred Securities by tender, in the open market or by private agreement.

5.   Conversion Rights.

          The Holders of Securities shall have the right at any time, at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of NorAm Common Stock in the manner described herein on and subject to the following terms and conditions:

          (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of NorAm Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofor held by the Trust on the basis of one Secu-rity per $__ principal amount of Debentures, and immediately con-vert such amount of Debentures into fully paid and nonassessable shares of NorAm Common Stock at an initial rate of ________ shares of NorAm Common Stock per $__ principal amount of Deben-tures (which is equivalent to a conversion price of $______ per share of NorAm Common Stock, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, "Conversion Price")).

          (b)  In order to convert Securities into NorAm Common
Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert









Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of NorAm Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into NorAm Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Con-version Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify NorAm Energy Corp. of the Holder's elec-tion to convert such Debentures into shares of NorAm Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distri-bution payable on such securities on the corresponding Distribu-tion payment date notwithstanding the conversion of such Securi-ties following such record date but prior to such distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Securities (including any Additional Amounts accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid divi-dends on the shares of NorAm Common Stock issued upon such con-version. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the NorAm Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such NorAm Common Stock at such time. As promptly as practicable on or after the Conversion Date, NorAm Energy Corp. shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of NorAm Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Per-sons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.









          (c) Each Holder of a Security by his acceptance thereof appoints [The Bank of New York] "Conversion Agent" for the purpose of effecting the conversion of Securities in accor-dance with this Section. In effecting the conversion and trans-actions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conver-sion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into NorAm Common Stock and thereupon to deliver such shares of NorAm Common Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

          (d) No fractional shares of NorAm Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be in cash by NorAm Energy Corp. to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

          (e) NorAm Energy Corp. shall at all times reserve and keep available out of its authorized and unissued NorAm Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of NorAm Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstand-ing. Notwithstanding the foregoing, NorAm Energy Corp. shall be entitled to deliver upon conversion of Debentures, shares of NorAm Common Stock reacquired and held in the treasury of NorAm Energy Corp. (in lieu of the issuance of authorized and unissued shares of NorAm Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security inter-ests or encumbrances. Any shares of NorAm Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of NorAm Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of NorAm Energy Corp. and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or quali-fication of the NorAm Common Stock (and all requirements to list the NorAm Common Stock issuable upon conversion of Debentures









that are at the time applicable), in order to enable NorAm Energy Corp. to lawfully issue NorAm Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the NorAm Common Stock to each Holder upon conversion of the Securities.

          (f) NorAm Energy Corp. will pay any and all taxes that may be payable in respect of the issue or delivery of shares of NorAm Common Stock on conversion of Debentures and the delivery of the shares of NorAm Common Stock by the Trust upon conversion of the Securities. NorAm Energy Corp. shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of NorAm C-ommon Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

          (g) Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Institutional Trustee or the Trust to pay any amounts on account of such withholdings.

          6.   Voting Rights - Convertible Preferred Securities.

          (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Convertible Preferred Securities will have no voting rights.

          (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Convertible Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceed-ing for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy avail-able to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentu-res, (ii) waive any past default and its consequences that is waivable under Section ___ of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent under the Indenture would require the









consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby, (a "Super Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Convertible Preferred Securities which the relevant Super Majori-ty represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Convertible Preferred Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Convertible Preferred Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trust-ee's rights under the Declaration without first instituting a legal proceeding against the Institutional Trustee or any other Person.

          Any approval or direction of Holders of Convertible Preferred Securities may be given at a separate meeting of Holders of Convertible Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Convertible Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Convertible Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution pro-posed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Convertible
Preferred Securities will be required for the Trust to redeem and cancel Convertible Preferred Securities or to distribute the










Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Convertible Preferred Securities are entitled to vote or consent under any of the cir-cumstances described above, any of the Convertible Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          7.   Voting Rights - Common Securities.

          (a) Except as provided under Sections 7(b), (c) and 8 as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

          (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Convertible Preferred Securities has been cured, waived, or otherwise elimi-nated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquida-tion amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy avail-able to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Deben-tures, (ii) waive any past default and its consequences that is waivable under Section ____ of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section









6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institu-tional Trustee or any other Person.

          Any approval or direction of Holders of Common Securi-ties may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written con-sent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securi-ties will be required for the Trust to redeem and cancel Common
Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          8.   Amendments to Declaration and Indenture.

          (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the disso-









lution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Convert-ible Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amend-ment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

          (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termina-tion on the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modi-fication or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; pro-vided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majori-ty"), the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquida-tion amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

          9.   Pro Rata.

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default









under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Convertible Preferred Securities pro rata according to the aggregate liquidation amount of Convertible Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Convertible Preferred Securi-ties outstanding, and only after satisfaction of all amounts owed to the Holders of the Convertible Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

          10.  Ranking.

          The Convertible Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Secu-rities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Convertible Preferred Securities.

          11.  Listing.

          The Regular Trustees shall use their best efforts to cause the Convertible Preferred Securities to be listed for quotation on the New York Stock Exchange, Inc.

          12.  Acceptance of Securities Guarantee and Indenture.

          Each Holder of Convertible Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Convertible Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

          13.  No Preemptive Rights.

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.












          14.  Miscellaneous.

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Convertible Preferred Securities Guarantee or the Common Securi-ties Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.















































                           EXHIBIT A-1

        FORM OF CONVERTIBLE PREFERRED SECURITY CERTIFICATE



          [IF THE CONVERTIBLE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Convertible Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Convertible Preferred Security is exchangeable for Convertible Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no trans-fer of this Convertible Preferred Security (other than a transfer of this Convertible Preferred Security as a whole by the Deposi-tary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Deposi-
tary) may be registered except in limited circumstances.

          Unless this Convertible Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Convertible Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number     Number of Convertible Preferred Securities

                                 CUSIP NO. [           ]


          Certificate Evidencing Convertible Preferred Securities

                                of

                     NORAM FINANCING [I] [II]


              ____% Convertible Preferred Securities
   (liquidation amount $__ per Convertible Preferred Security)


                               A1-1








          NORAM FINANCING [I] [II], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the regis-tered owner of convertible preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the _____% Trust Originated Convertible Pre-ferred Securities (liquidation amount $__ per Convertible Pre-ferred Security) (the "Convertible Preferred Securities"). The Convertible Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _______, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Convertible Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Convertible Preferred Securi-ties Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Convertible Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United
States federal income tax purposes, the Debentures as indebted-ness and the Convertible Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certif-
icate this ___ day of             , 199  .


                              NorAm Financing [I] [II]



                              By:_________________________
                                 Name:
                                 Title:  Regular Trustee

                               A1-2








                  [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Convertible Preferred Security will be fixed at a rate per annum of ______% (the "Coupon Rate") of the stated liquidation amount of $__ per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Dis-tributions in arrears for more than one quarter will bear inter-est thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such inter-est payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

          Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in ar-rears, on [March 31, June 30, September 30 and December 31 of each year, commencing on ______ __, 1995,] to [Holders of record fifteen (15) days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures.] The Debenture Issuer has the right under the Inden-ture to defer payments of interest by extending the interest pay-ment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distribu-tions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture


                               A1-3








Issuer may commence a new Extension Period, subject to the above requirements.

          The Convertible Preferred Securities shall be redeem-able as provided in the Declaration.

          The Convertible Preferred Securities shall be convert-ible into shares of NorAm Common Stock, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into NorAm Common Stock, in the manner and according to the terms set forth in the Declaration.




































                               A1-4








                        CONVERSION REQUEST


To:  [___________________________]
       as Institutional Trustee of
       NorAm Financing [I] [II]

          The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Convert-ible Preferred Securities, or the portion below designated, into Common Stock of NorAm Energy Corp. (the "NorAm Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of ________, 1995, by _______________, _______________ and _______________, as Regular
Trustees,_______________________, as Delaware Trustee, [______-
_______________, as Institutional Trustee,] NorAm Energy Corp., as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Convertible Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Convertible Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration) and
(ii) immediately convert such Debentures on behalf of the under-signed, into NorAm Common Stock (at the conversion rate specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.









                               A1-5









Date: ____________, ____

     in whole __              in part __
                              Number of Preferred Securities to
                              be converted: ___________________


                              If a name or names other than the
                              undersigned, please indicate in the
                              spaces below the name or names in
                              which the shares of NorAm Common
                              Stock are to be issued, along with
                              the address or addresses of such
                              person or persons

                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________


                         _______________________________________
                         Signature (for conversion only)

                              Please Print or Typewrite Name and
                              Address, Including Zip Code, and
                              Social Security or Other Identify-
                              ing Number

                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________


                         Signature Guarantee:*


* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                               A1-6








                      _____________________


                            ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Convertible Preferred Security Certificate to:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
 (Insert assignee's social security or tax identification number)


_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
            (Insert address and zip code of assignee)


and irrevocably appoints
_________________________________________________________________
_________________________________________________________________
___________________________________________________________ agent to transfer this Convertible Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Con-vertible Preferred Security Certificate)










                               A1-7








                           EXHIBIT A-2

               FORM OF COMMON SECURITY CERTIFICATE


Certificate Number                    Number of Common Securities


             Certificate Evidencing Common Securities

                                of

                     NORAM FINANCING [I] [II]


            ______% Trust Originated Common Securities
           (liquidation amount $25 per Common Security)


          NORAM FINANCING [I] [II] a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust desig-nated the ______% Trust Originated Common Securities (liquida-tion amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securi-ties represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _______, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guaran-tee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.


                               A2-1








          By acceptance, the Holder agrees to treat, for United
States federal income tax purposes, the Debentures as indebted-ness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certif-icate this ___ day of ____________, 199__.


                              NorAm Financing [I] [II]



                              By:________________________________
                                 Name:
                                 Title:  Regular Trustee
































                               A2-2








                  [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Common Security will be fixed at a rate per annum of ______% (the "Coupon Rate") of the stated liquidation amount of $__ per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that pay-ments are made in respect of the Debentures held by the Inst-itutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distri-bution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distri-bution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

          Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in ar-rears, on [March 31, June 30, September 30 and December 31 of each year, commencing on _______ __, 1995,] to Holders of record fifteen (15) days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Inden-ture to defer payments of interest by extending the interest pay-ment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distribu-tions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture


                               A2-3








Issuer may commence a new Extension Period, subject to the above requirements.

          The Common Securities shall be redeemable as provided in the Declaration.

          The Common Securities shall be convertible into shares of NorAm Common Stock, through (i) the exchange of Common Securi-ties for a portion of the Debentures and (ii) the immediate conversion of such Debentures into NorAm Common Stock, in the manner and according to the terms set forth in the Declaration.





































                               A2-4









                        CONVERSION REQUEST

To:  ______________________
  as Institutional Trustee of
  NorAm Financing [I] [II]

          The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securi-ties, or the portion below designated, into Common Stock of NORAM ENERGY CORP. (the "NorAm Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of October __, 1995, by _______________, ________________ and _________________, as Regular Trustees,
________________, as Delaware Trustee, __________________, as
Institutional Trustee, NorAm Energy Corp., as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into NorAm Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.











                               A2-5









Date: ____________, ____

                              in whole __              in part __
                              Number of Common Securities to be
                              converted:  _____________________


                              If a name or names other than the
                              undersigned, please indicate in the
                              spaces below the name or names in
                              which the shares of NorAm Common
                              Stock are to be issued, along with
                              the address or addresses of such
                              person or persons

                         __________________________
                         __________________________
                         __________________________
                         __________________________
                         __________________________



                         ___________________________
                         Signature (for conversion only)

                              Please Print or Typewrite Name and
                              Address, Including Zip Code, and
                              Social Security or Other Identify-
                              ing Number

                         ______________________________
                         ______________________________
                         ______________________________

                         Signature Guarantee:* __________________


* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                               A2-6








                      _____________________


                            ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints ________________________________________
________________________________________________________________-
_______________________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee**:  ________________________________________








** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                               A2-7








                            EXHIBIT B

                      SPECIMEN OF DEBENTURE



























































                            EXHIBIT C

                      UNDERWRITING AGREEMENT






































